Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust SkyBridge Crypto Industry and Digital Economy ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

JULY 5, 2024

Important Notice Regarding Change in Principal Investment Strategy

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, including the statement that the Fund will not indirectly invest in digital assets through the use of derivatives or through investments in funds or trusts that hold digital assets, on or around September 3, 2024, in addition to the investments currently described in the Fund’s Prospectus, the Fund will invest up to 25% of its net assets in Bitcoin Exchange-Traded Products, which are products identified by SkyBridge, the Fund’s investment sub-advisor, that are listed on a US exchange and invest directly in bitcoin or indirectly in bitcoin through the use of derivatives. These products are long-only and passively managed with a mandate to track the price movement of bitcoin or a bitcoin index. For tax purposes, certain Bitcoin Exchange-Traded Products will be held by the Fund indirectly via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund’s shares will continue to be listed for trading on NYSE Arca, Inc.

The change described above will subject the Fund to certain risks regarding: (i) bitcoin, including risks relating to price volatility, the influence of significant investors, 51% attacks, unregulated markets, and potential forks in the blockchain, among others; and (ii) Bitcoin Exchange-Traded Products, including risks inherent to investing in such securities, as well as other related structural risks, such as authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk.

Please Keep this Supplement for Future Reference